As filed with the Securities and Exchange Commission on March 6, 2003.

                                                     Registration No. 333-103555

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________
                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                 ______________
                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)

         Delaware                                           16-1387862
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)


                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                    (Address of principal executive offices)



    AMENDED AND RESTATED UNILAB CORPORATION 2000 EXECUTIVE STOCK OPTION PLAN
                    UNILAB CORPORATION 2001 STOCK OPTION PLAN

                            (Full title of the plan)

                             Leo C. Farrenkopf, Jr.
                           Vice President & Secretary
                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                (201) 393 - 5143
            (Name, address and telephone number of agent for service)


================================================================================

                             EXPLANATORY STATEMENT

              Quest Diagnostics Incorporated is filing this post-effective Amendment No. 1 to its Registration Statement on Form S-8, File No. 333-103555, covering 191,933 of its common shares that may be offered pursuant to the Amended and Restated Unilab Corporation 2000 Executive Stock Option Plan (the "Plan") in order to include as Exhibit 4.12 the definitive Plan document.

                                     PART II

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective Amendment No. 1 to its Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Teterboro, State of New Jersey, on the 6th day of March, 2003.

                                          Quest Diagnostics Incorporated

                                          By:  /s/ Leo C. Farrenkopf, Jr.
                                             -----------------------------------
                                             Name:  Leo C. Farrenkopf, Jr., Esq.
                                             Title: Vice President and Deputy
                                                    General Counsel

              Pursuant to the requirements of the Securities Act, this post-effective Amendment No. 1 has been signed below by the following persons in the indicated capacities on the 6th day of March, 2003.

Signature                                        Capacity
---------                                        --------

        *                    Chairman of the Board and Chief Executive
----------------------       Officer and Director (principal executive officer)
Kenneth W. Freeman

        *                    Corporate Vice President and Chief Financial
----------------------       Officer (principal financial officer)
Robert A. Hagemann

        *                    Vice President, Corporate Controller and
----------------------       Chief Accounting Officer (chief accounting officer)
Thomas F. Bongiorno

        *                    Director
----------------------
Kenneth D. Brody

        *                    Director
----------------------
William F. Buehler

        *                    Director
----------------------
Van C. Campbell

        *                    Director
----------------------
Mary A. Cirillo

        *                    Director
----------------------
William R. Grant

        *                    Director
----------------------
Rosanne Haggerty

        *                    Director
----------------------
Dan C. Stanzione

        *                    Director
----------------------
Gail R. Wilensky

        *                    Director
----------------------
John B. Ziegler


* By  /s/ Leo C. Farrenkopf, Jr.
    ----------------------------------
      Leo C. Farrenkopf, Jr., Esq.
      Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.        Description of Document

4.12               Amended and Restated Unilab Corporation 2000 Executive Stock
                   Option Plan